UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

Q32 Bio Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38433	47-3468154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Winter Street
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 999-0232

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QTTB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

During the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Q32 Bio Inc. (the “Company”), the Company’s stockholders considered and voted on the three proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026 in connection with the Annual Meeting. Represented in person or by proxy at the Annual Meeting were 11,833,800 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), out of 15,629,463 shares of Common Stock entitled to vote at the Annual Meeting, or 75.71% of the total number of shares of Common Stock outstanding as of April 15, 2026, the record date. The final voting results of the matters submitted to the stockholders’ vote are set forth below.

Proposal No. 1 - Election of Class II Directors:

The stockholders of the Company elected Kathleen LaPorte, Jodie Morrison, and Arthur Tzianabos, Ph.D., as Class II directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2029 and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the Class II directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Kathleen LaPorte	7,187,421	1,428,633	3,217,746
Jodie Morrison	8,591,626	24,428	3,217,746
Arthur Tzianabos, Ph.D.	8,310,837	305,217	3,217,746

Proposal No. 2 - Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026:

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,821,046	7,909	4,845	—

Proposal No. 3 - Non-Binding, Advisory Vote on the Compensation of the Company’s Named Executive Officers:

The stockholders of the Company approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,072,067	400,598	143,389	3,217,746

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q32 BIO INC.

Date: June 16, 2026	By:	/s/ Jodie Morrison
	Name:	Jodie Morrison
	Title:	Chief Executive Officer